UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-57347

John Hancock Financial Trends Fund, Inc.
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02110
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary
601 Congress Street
Boston, Massachusetts 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:      December 31

Date of reporting period:     June 30, 2005

ITEM 1.  REPORT TO SHAREHOLDERS.


JOHN HANCOCK
Financial Trends
Fund, Inc.

6.30.2005

Semiannual Report

[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Franklin C. Golden, Chairman of John Hancock Financial Trends Fund, Inc. flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 10

For more information
page 21


Dear Fellow Shareholders,

Stocks had a difficult time making headway in the first half of 2005. Investors reacted negatively to record-high oil prices, periodic doubts about the strength of the economy and fears that rising short-term interest rates would derail corporate profit growth. The result for the first six months was essentially a flat market, with the Standard & Poor's 500 Index returning -0.81% in the period.

Financial stocks underperformed the market, as they often do in a rising rate environment when investors fear that higher interest rates will put a squeeze on margins at banks and other financial services companies. As a result, the Standard & Poor's Financial Index returned -2.31% in the first half of the year.

In this difficult environment, our three person team at the helm of the Fund continued to display their talent in all markets. While the Fund still produced a slightly negative net asset value result of -1.31%, the managers' stock selections helped the Fund outperform its benchmark index and the average open-end financial services fund, which returned -2.16%, according to Lipper, Inc. In his commentary, Jim Schmidt and the team provide further detail.

Each reporting period reassures us that your fund is in good hands, with a management team that is deep and strong. In addition to Jim Schmidt, who is well-known and well-regarded in the financial world for his expertise, we have Tom Finucane who recently received the honor of being named by Institutional Investor magazine as one of 11 "Best of the Buy Side" investment research analysts. Lisa Welch joined John Hancock in 1998, where, as a senior member of the management team, she provides special expertise in small- to mid-sized banks and thrifts.

As to the Fund's adviser, John Hancock Funds, we want to inform you that President and Chief Executive Officer James A. Shepherd son has left John Hancock to pursue another business opportunity. His replacement, Keith F. Hartstein, is a 15-year veteran of John Hancock Funds, most recently as executive vice president of retail sales and marketing and a member of John Hancock Funds' executive and investment committees. We look forward to working with him.

Finally, I want to assure you that your Board of Directors remains vigilant on your behalf, striving to put our fellow shareholders' best interests above all others.

Sincerely,

/S/ Franklin C. Golden

Franklin C. Golden
Chairman of John Hancock Financial Trends Fund, Inc.

This commentary reflects the chairman's views as of June 30, 2005. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
long-term capital
appreciation with
current income as a
secondary objective
by investing at least
80% of its assets in
stocks of U.S. and
foreign financial
services companies
of any size.

Over the last six months

* The stock market stayed essentially flat, as investors worried about interest rates, the strength of the economy and rising fuel prices.

* Financial stocks underperformed the market in a rising interest rate environment that put pressure on company margins.

* The Fund, while producing slightly negative results, held up better than its peers because of good stock selection.

[Bar chart with heading "John Hancock Financial Trends Fund, Inc." Under the heading is a note that reads "Fund performance for various periods ended June 30, 2005." The chart is scaled in increments of 4% with -4% at the bottom and 16% at the top. The first bar represents the -1.31% 6 month total return for the Fund. The second bar represents the 10.40% 1-year total return for the Fund. The third bar represents the 11.47% 3-year total return for the Fund. The fourth bar represents the 15.46% 5-year total return for the Fund. The fifth bar represents the 13.30% 10-year total return for the Fund. A note below the chart reads "The total returns for the Fund are at net asset value and include the reinvestment of all distributions. The performance data contained within this material represents past performance, which does not guarantee future results."]

Top 10 holdings

 3.0%   Citigroup, Inc.
 2.9%   Wells Fargo & Co.
 2.8%   Wachovia Corp.
 2.7%   Bank of America Corp.
 2.6%   U.S. Bancorp.
 2.6%   Prudential Financial, Inc.
 2.6%   SunTrust Banks, Inc.
 2.5%   Pinnacle Financial Partners, Inc.
 2.4%   JPMorgan Chase & Co.
 2.3%   MBNA Corp.

As a percentage of net assets on June 30, 2005.

BY JAMES K. SCHMIDT, CFA, LISA A. WELCH AND THOMAS M. FINUCANE,
PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Financial Trends
Fund, Inc.

The stock market struggled just to stay even in the first half of 2005, as investors stewed periodically over the record-high price of oil, the sometimes questionable strength of the economy, rising interest rates and the level of inflation. In the first three months, the market suffered broad losses as the economy showed signs of softening and the Federal Reserve continued its string of short-term rate hikes that began a year ago. In the second quarter, stocks rebounded, as inflation remained tame and the economy didn't fall apart. But the market fell just short of recouping its first quarter losses, as investors remained hostage to fears that spiking oil prices and rising rates would hurt the economy and corporate earnings. As a result, the broad market, as measured by the Standard & Poor's 500 Index, returned -0.81% in the first half of 2005.

"Financial stocks fell behind the
 overall market, primarily due to
 the rising rate environment..."

Financial stocks fell behind the overall market, primarily due to the rising rate environment and by a flattening yield curve, as short-term rates rose faster than those at the longer end. Worries about a squeeze on mortgage companies and banks' net interest margins put downward pressure on their stocks. Investment banks and other market-sensitive companies fared better, with merger and acquisition activity remaining fairly robust. Life and health insurance companies also turned in solid results because they were viewed as safe havens and had no taint of scandal. Part of the financial sector's underperformance stemmed from negative news headlines that hit some of the sector's largest players, such as Freddie Mac and American International Group. For the six months ended June 30, 2005, the Standard & Poor's Financial Index returned -2.31%.

Fund performance

For the six months ended June 30, 2005, John Hancock Financial Trends Fund, Inc. posted a total return of -1.31% at net asset value and -8.13% at market value. The difference in the Fund's net asset value
(NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund's NAV share price at any time. The Fund's NAV return exceeded the Fund's benchmark Standard & Poor's 500 Financial Index and the -2.16% return of the average open-end financial services fund, according to Lipper, Inc.

[Photos of Jim Schmidt, Lisa Welch and Tom Finucane, flush right at top of page.]

Winning strategy: good stock selection

This period was unusual in that it was characterized by a wide divergence in financial stocks' performance and significant underperformance from some individual companies. As a result, Fund performance was helped by our good stock selection in otherwise lackluster sub-sectors, as well as by either avoiding or being underweighted in poor-performing stocks. Names in this category include American International Group, which had numerous accounting issues at the same time it was named in a bid-rigging investigation launched by New York Attorney General Eliot Spitzer; and Freddie Mac, which continued to deal with accounting issues. While we didn't avoid the names altogether, and they were some of our worst performers, we were fortunate to have only relatively small stakes.

Leaders

Several of our insurance stocks were among our biggest contributors to performance, including Prudential, Hartford, Assured Guarantee and AFLAC. Their success in the period was not due so much to their fundamentals as it was to the simple fact that they were viewed as safe havens -- they were not market- or interest-rate-sensitive and had no headline risk.

"Several of our insurance stocks
 were among our biggest
 contributors to performance..."

Investment banker Lehman Brothers was another big contributor, as merger and acquisitions activity remained strong and their fixed income business held up better than was expected. In the poor-performing regional bank category, we were well served by owning some names that managed to fight off spread revenue headwinds better than others and reported solid earnings growth. They tended to be banks that did not have much exposure to the mortgage business and also had better commercial loan growth. This group included Zions Bancorp, Colonial BancGroup, Pinnacle Financial, Whitney Holding Corp., City National and Marshall & Ilsley.

[Table at top left-hand side of page entitled "Industry distribution1." The first listing is Regional banks 42%, the second is Diversified banks 11%, the third is Investment banking & brokerage 10%, the fourth is Thrifts & mortgage finance 7%, the fifth is Asset management & custody banks 7%, the sixth is Other diversified financial services 6%, the seventh is Life & health insurance 5%, the eighth is Multi-line insurance 3%, the ninth is Reinsurance 3%, the tenth is Consumer finance 2% and the eleventh is Property & casualty insurance 1%.]

Transactions

Our good stocks selection among asset managers also boosted performance versus the benchmark index, as our stocks produced solid results while the Index's basket of asset managers was slightly negative. One of our biggest contributors to performance was asset manager Legg Mason. Its stock rose for several reasons: first, because it saw strong inflows into its mutual funds, and later because of its deal with Citigroup whereby it gave Citigroup its brokerage arm in exchange for Citigroup's asset management group. The transaction virtually doubled Legg Mason's assets under management.

Two other transactions occurred late in the period. Bank of America announced it was purchasing credit card giant MBNA, demonstrating further proof, in our view, that the mono-line credit company model is not sustainable. Finally, online broker Ameritrade merged with TD Waterhouse, addressing the current pricing wars through consolidation.

[Pie chart at middle of page with heading "Portfolio diversification 1." The chart is divided into two sections (from top to left): Common stocks 97% and Short-term investments & other 3%.]

Detractors

The detractors fell either in the category of headline risk, as we mentioned above, or companies that had earnings disappointments or lowered guidance on future earnings. This group included JPMorgan Chase, Merrill Lynch, TCF Financial, Seacoast Banking Corp. of Florida and Amegy Bancorp. Our underweighting in property and casualty insurance companies and an absence of REIT's also held us back on a relative basis, as these groups both did well.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Franklin Resources followed by an up arrow with the phrase "Stock responds to strong international fund inflows." The second listing is Hudson City followed by an up arrow with the phrase "Successful second-step demutualization of New Jersey S&L." The third listing is Fifth Third followed by a down arrow with the phrase "Bank continues to frustrate and disappoint investors."]

A look ahead

Many investors shy away from financial stocks during periods when the Federal Reserve is tightening (i.e. raising interest rates). While we believe it is overly simplistic to judge the attractiveness of the financials entirely by the interest rate cycle, it is true that about two thirds of the time financial shares underperform the market while the Fed is following a restrictive policy. History also shows that the performance of the stocks improves as we approach the end of the tightening.

"The financial stocks are moderately
 undervalued on a price-to-book or
 price-earnings basis when compared
 to historic norms."

The financial stocks are moderately undervalued on a price-to-book or price-earnings basis when compared to historic norms. This is particularly true for the insurance and securities brokerage stocks. Accounting and regulatory concerns have weighed on some of the insurance names, while a slowdown in trading volume and underwritings has hurt the brokers. Many of these companies should benefit as market-related revenues improve later this year. We feel that weakness in these shares has created some good opportunities for us to take advantage of.


This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of net assets on June 30, 2005.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
June 30, 2005
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


Issuer                                                                                         Shares          Value
Common stocks 96.74%                                                                                      $72,769,816
(Cost $40,221,727)

Asset Management & Custody Banks 6.58%                                                                      4,949,861
Affiliated Managers Group, Inc. (I)                                                            22,700       1,551,091
Bank of New York Co., Inc. (The)                                                               26,000         748,280
Eaton Vance Corp.                                                                              15,000         358,650
Franklin Resources, Inc.                                                                        5,500         423,390
Northern Trust Corp.                                                                            5,000         227,950
State Street Corp.                                                                             34,000       1,640,500

Consumer Finance 2.34%                                                                                      1,757,952
MBNA Corp.                                                                                     67,200       1,757,952

Diversified Banks 10.96%                                                                                    8,249,902
Bank of America Corp.                                                                          43,848       1,999,907
U.S. Bancorp.                                                                                  68,000       1,985,600
Wachovia Corp.                                                                                 41,653       2,065,989
Wells Fargo & Co.                                                                              35,700       2,198,406

Investment Banking & Brokerage 9.54%                                                                        7,176,175
Ameritrade Holding Corp. (I)                                                                   12,600         234,234
Goldman Sachs Group, Inc. (The)                                                                 9,700         989,594
Legg Mason, Inc.                                                                               16,150       1,681,376
Lehman Brothers Holdings, Inc.                                                                 11,500       1,141,720
Merrill Lynch & Co., Inc.                                                                      28,500       1,567,785
Morgan Stanley                                                                                  8,250         432,878
Raymond James Financial, Inc.                                                                  39,950       1,128,588

Life & Health Insurance 5.42%                                                                               4,078,471
AFLAC, Inc.                                                                                    23,050         997,604
Prudential Financial, Inc.                                                                     30,010       1,970,457
StanCorp Financial Group, Inc.                                                                 14,500       1,110,410

See notes to
financial statements.


6


FINANCIAL STATEMENTS


Issuer                                                                                         Shares          Value
Multi-Line Insurance 3.06%                                                                                 $2,300,015
American International Group, Inc.                                                             14,500         842,450
Assurant, Inc.                                                                                    500          18,050
Hartford Financial Services Group, Inc. (The)                                                  19,250       1,439,515

Other Diversified Financial Services 5.70%                                                                  4,290,158
Citigroup, Inc.                                                                                49,100       2,269,893
JPMorgan Chase & Co.                                                                           50,960       1,799,907
National Financial Partners Corp.                                                               5,630         220,358

Property & Casualty Insurance 0.98%                                                                           735,602
ProAssurance Corp. (I)                                                                         17,615         735,602

Regional Banks 42.21%                                                                                      31,750,245
ABC Bancorp.                                                                                   21,480         388,358
Alabama National Bancorp.                                                                       9,000         588,330
Amegy Bancorp., Inc.                                                                           20,000         447,600
BancorpSouth, Inc.                                                                             38,167         900,741
BB&T Corp.                                                                                     38,382       1,534,129
BOK Financial Corp.                                                                            26,776       1,234,909
Capital City Bank Group, Inc.                                                                  21,062         850,905
City National Corp.                                                                            17,500       1,254,925
Colonial BancGroup, Inc. (The)                                                                 38,112         840,751
Commerce Bancshares, Inc.                                                                      18,902         952,850
Commercial Bankshares, Inc.                                                                    35,551       1,379,734
Community Bancorp. (I)                                                                            880          27,298
Compass Bancshares, Inc.                                                                       26,025       1,171,125
Fifth Third Bancorp.                                                                           21,500         886,015
First Bancorp. of North Carolina                                                               18,532         410,113
First Charter Corp.                                                                            28,500         626,145
First Horizon National Corp.                                                                   21,080         889,576
Hancock Holding Co.                                                                            21,000         722,400
LSB Bancshares, Inc.                                                                           56,512       1,014,956
M&T Bank Corp.                                                                                 10,000       1,051,600
Marshall & Ilsley Corp.                                                                        19,250         855,662
National City Corp.                                                                            18,000         614,160
North Fork Bancorp., Inc.                                                                      25,000         702,250
Peoples BancTrust Co., Inc. (The)                                                              52,800         844,800
Pinnacle Financial Partners, Inc. (I)                                                          78,000       1,872,000
PNC Financial Services Group, Inc.                                                             23,000       1,252,580
Provident Bankshares Corp.                                                                     20,156         643,178
Seacoast Banking Corp. of Florida                                                              69,520       1,368,849

See notes to
financial statements.


7


FINANCIAL STATEMENTS


Issuer                                                                                         Shares          Value
Regional Banks (continued)
Summit Bancshares, Inc.                                                                        18,600        $321,780
SunTrust Banks, Inc.                                                                           26,556       1,918,405
TCF Financial Corp.                                                                            42,000       1,086,960
Trustmark Corp.                                                                                32,000         936,320
Western Alliance Bancorp. (I)                                                                   1,730          43,942
Whitney Holding Corp.                                                                          15,300         499,239
Zions Bancorp.                                                                                 22,000       1,617,660

Reinsurance 2.55%                                                                                           1,916,844
Assured Guaranty Ltd. (Bermuda)                                                                24,150         564,144
Axis Capital Holdings Ltd. (Bermuda)                                                           13,000         367,900
RenaissanceRe Holdings Ltd. (Bermuda)                                                          20,000         984,800

Specialized Finance 0.41%                                                                                     308,525
CIT Group, Inc.                                                                                 7,180         308,525

Thrifts & Mortgage Finance 6.99%                                                                            5,256,066
Countrywide Financial Corp.                                                                    17,000         656,370
First Financial Holdings, Inc.                                                                 40,500       1,211,355
Freddie Mac                                                                                    23,000       1,500,290
Hudson City Bancorp., Inc.                                                                     30,150         344,011
South Street Financial Corp.                                                                   95,000         893,000
Washington Mutual, Inc.                                                                        16,000         651,040

                                                                              Interest      Par value
Issuer, description, maturity date                                            rate              (000)           Value
Short-term investments 2.90%                                                                               $2,183,772
(Cost $2,183,772)

Certificates of Deposit 0.04%                                                                                  28,772
Deposits in mutual banks                                                                           29          28,772

Joint Repurchase Agreement 2.86%                                                                            2,155,000
Investment in a joint repurchase agreement transaction
with Morgan Stanley -- Dated 06-30-05 due 07-01-05
(secured by U.S. Treasury Inflation Indexed Note 1.875%
due 07-15-13)                                                                 2.900%            2,155       2,155,000

Total investments 99.64%                                                                                  $74,953,588

Other assets and liabilities, net 0.36%                                                                      $267,331

Total net assets 100.00%                                                                                  $75,220,919


See notes to
financial statements.

FINANCIAL STATEMENTS

Notes to Schedule of Investments

(I) Non-income-producing security.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

June 30, 2005
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes. You'll
also find the net
asset value for each
common share.

Assets
Investments, at value (cost $42,405,499)                          $74,953,588
Cash                                                                    2,478
Receivable for investments sold                                       282,479
Dividends and interest receivable                                     128,789

Total assets                                                       75,367,334

Liabilities
Payable for investments purchased                                      38,060
Payable to affiliates
Management fees                                                        40,740
Other                                                                   9,402
Other payables and accrued expenses                                    58,213

Total liabilities                                                     146,415

Net assets
Capital paid-in                                                    40,212,716
Accumulated net realized gain on investments                        2,009,949
Net unrealized appreciation of investments                         32,548,089
Accumulated net investment income                                     450,165

Net assets                                                        $75,220,919

Net asset value per share
Based on 3,993,124 shares outstanding --
50 million shares authorized with par value
of $0.001 per share                                                    $18.84

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the period ended
June 30, 2005
(unaudited) 1

This Statement
of Operations
summarizes the
Fund's investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
for the period
stated.

Investment income
Dividends                                                            $845,322
Interest                                                               12,850
Securities lending                                                        216

Total investment income                                               858,388

Expenses
Investment management fees                                            227,569
Directors' fees                                                        64,976
Administration fees                                                    52,516
Professional fees                                                      42,472
Miscellaneous                                                          20,605
Custodian fees                                                         12,909
Printing                                                               11,957
Transfer agent fees                                                     9,452

Total expenses                                                        442,456

Net investment income                                                 415,932

Realized and unrealized gain (loss)
Net realized gain on investments                                      810,109
Change in net unrealized appreciation
(depreciation) of investments                                      (2,233,164)

Net realized and unrealized loss                                   (1,423,055)

Decrease in net assets from operations                            ($1,007,123)

1 Semiannual period from 1-1-05 to 6-30-05.

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund's net assets
has changed
during the last
two  periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
and distributions,
if any, paid to
shareholders.

                                                         Year        Period
                                                        ended         ended
                                                     12-31-04       6-30-05 1
Increase (decrease) in net assets
From operations

Net investment income                                $759,889      $415,932
Net realized gain                                   4,746,268       810,109
Change in net unrealized
appreciation (depreciation)                         4,972,340    (2,233,164)

Increase (decrease) in net assets
resulting from operations                          10,478,497    (1,007,123)

Distributions to common shareholders
From net investment income                           (798,624)           --
From net realized gain                             (3,858,676)           --
                                                   (4,657,300)           --

Net assets
Beginning of period                                70,406,845    76,228,042

End of period 2                                   $76,228,042   $75,220,919

1 Semiannual period from 1-1-05 to 6-30-05. Unaudited.

2 Includes accumulated net investment income of $34,233 and $450,165, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL
HIGHLIGHTS

COMMON SHARES


The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

Period ended                                  12-31-00    12-31-01    12-31-02    12-31-03    12-31-04     6-30-05 1
Per share operating performance
Net asset value,
beginning of period                             $18.16      $16.58      $15.67      $14.39      $17.63      $19.09
Net investment income 2                           0.39        0.22        0.16        0.17        0.19        0.10
Net realized and unrealized
gain (loss) on investments                        0.72        1.49       (0.66)       3.81 3      2.44       (0.35)
Total from investment operations                  1.11        1.71       (0.50)       3.98        2.63       (0.25)
Less distributions
From net investment income                       (0.38)      (0.24)      (0.16)      (0.16)      (0.20)         --
From net realized gain                           (2.31)      (2.38)      (0.62)      (0.58)      (0.97)         --
                                                 (2.69)      (2.62)      (0.78)      (0.74)      (1.17)         --
Net asset value, end of period                  $16.58      $15.67      $14.39      $17.63      $19.09      $18.84
Per share market value,
end of period                                   $13.69      $13.17      $12.36      $18.40      $17.47      $16.05
Total return at market value 4 (%)                5.02       14.41       (0.25)      58.66        1.54       (8.13) 5

Ratios and supplemental data
Net assets,
end of period (in millions)                        $66         $62         $57         $70         $76         $75
Ratio of expenses
to average net assets (%)                         1.12        1.23        1.16        1.20        1.22        1.23 6
Ratio of net investment income
to average net assets (%)                         2.35        1.23        1.04        1.04        1.04        1.15 6
Portfolio turnover (%)                              23          53          42          26          10           1


1 Semiannual period from 1-1-05 to 6-30-05. Unaudited.

2 Based on the average of the shares outstanding.

3 Net of federal income taxes of $0.39 per share for the year ended
  12-31-03, on net long-term capital gains retained by the Fund.

4 Assumes dividend reinvestment.

5 Not annualized.

6 Annualized.

See notes to
financial statements.

NOTES TO
STATEMENTS

Unaudited

Note A
Accounting policies

John Hancock Financial Trends Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Directors. Short-term debt investments, which have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of John Hancock Financial Services, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on June 30, 2005. Securities lending expenses in the amount of $11 were paid by the Fund to the Adviser during the period ended June 30, 2005.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended December 31, 2004, the tax character of distributions paid was as follows: ordinary income $1,605,955 and long-term capital gains $3,051,345.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management and
administration fees
and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser, under which the Adviser furnishes office space, furnishings and equipment, and provides the services of persons to manage the investment of the Fund's assets and to continually review, supervise and administer the Fund's investment program. Under the investment management agreement the Fund pays a monthly management fee to the Adviser at an annual rate of 0.65% of the Fund's average weekly net asset value, or a flat annual fee of $50,000, whichever is higher. If total Fund expenses exceed 2% of the Fund's average weekly net asset value in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

The Fund has an administration agreement with the Adviser under which the Adviser provides certain administrative services required by the Fund. The Fund pays a monthly administration fee to the Adviser at an annual rate of 0.15% of the Fund's average weekly net asset value, or a flat annual fee of $22,000, whichever is higher. The compensation for the period amounted to $52,516. The Fund also paid the Adviser the amount of $1,019 for certain compliance costs, included in the miscellaneous expenses.

The Fund does not pay remuneration to its Officers. Certain Officers of the Fund are Officers of the Adviser.

Note C
Fund share
transactions

The Fund had no share transactions during the last two periods.

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

Note D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended June 30, 2005, aggregated $882,279 and $2,612,175, respectively.

The cost of investments owned on June 30, 2005, including short-term investments, for federal income tax purposes, was $42,410,687. Gross unrealized appreciation and depreciation of investments aggregated $32,852,648 and $309,747, respectively, resulting in net unrealized appreciation of $32,542,901. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Change in independent auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Directors has de ter mined not to retain Deloitte & Touche LLP as the Fund's Independent Registered Public Accounting Firm and voted to appoint PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2005. During the two most recent fiscal years, Deloitte & Touche LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the disagreement in their reports.

Investment
objective
and policy

The Fund's primary investment objective is long-term capital appreciation. It's secondary investment objective is current income. The Fund will seek to achieve its primary investment objective of long-term capital appreciation by investing at least 80% (65% prior to January 25, 2002) of its assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. These companies are usually regulated by governmental or quasi-governmental entities, and as a result, are subject to the risk that regulatory developments will adversely affect them. With respect to the Fund's investment policy of investing at least 80% of "assets" in equity securities, "assets" is defined as net assets plus the amount of any borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this policy. In abnormal market conditions, the Fund may take temporary defensive positions. As such, the Fund may temporarily invest all of its assets in investment-grade, short-term securities. In such circumstances, the Fund may not achieve its objective. The Fund's current investment restriction, relating to industry concentration, has been modified to remove the reference to the banking and savings industry so that it reads as follows: "Except for temporary defensive purposes, the Fund may not invest more than 25% of its total assets in any one industry or group of related industries except that the Fund will invest more than 25% of its assets in the financial services sector."

Repurchase
agreement

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income, lack of access to income during this period and the expense of enforcing its rights.

By-laws

In January 2003, the Board of Directors adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Director. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. The Fund is presently listed on NASDAQ and per a grandfathering provision, it is not required to hold annual shareholder meetings. The Board approved the above amendment to the Fund's by-laws to provide a defined structure for the submission of shareholder proposals should the circumstances change and an annual meeting be required. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

Dividend
reinvestment plan

The Fund offers its registered shareholders an automatic Dividend Reinvestment Plan (the "Plan"), which enables each participating shareholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash, reinvested by Mellon Investor Services (the "Plan Agent") in shares of the Fund's common stock. However, shareholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying the Plan Agent in writing. Share holders who do not participate in the Plan will receive all dividends in cash.

In the case of shareholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record shareholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating shareholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating shareholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the shareholder. The Plan Agent will confirm each acquisition made for the account of the participating shareholders as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not relieve participating shareholders of any federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the Nasdaq National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services at P.O. Box 3338, South Hackensack, New Jersey 07606-1938 (Telephone:
1-800-852-0218).

Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

For more information

The Fund's proxy voting policies, procedures and records are available without charge, upon request:

By phone           On the Fund's Web site         On the SEC's Web site

1-800-225-5291      www.jhfunds.com/proxy         www.sec.gov


Directors

Franklin C. Golden

Robert G. Freedman

Russell J. Page

Fred G. Steingraber

Donald R. Tomlin

H. Hall Ware, III


Officers

Franklin C. Golden
Chairman

Barry H. Evans
President

James K. Schmidt
Vice President

Lisa A. Welch
Vice President

Robert E. Gramer
Treasurer

Alfred P. Ouellette
Corporate Secretary


Investment adviser

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer agent
and registrar

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660

Independent directors'
counsel

Kilpatrick Stockton LLP
1100 Peachtree Street
Atlanta, Georgia 30309-4530

Fund counsel

Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

Stock symbol

Listed Nasdaq Symbol:
JHFT

For shareholder assistance
refer to page 19


How to contact us

Internet     www.jhfunds.com

Mail         Regular mail:
             Mellon Investor Services
             85 Challenger Road
             Overpeck Centre
             Ridgefield Park, NJ 07660

Phone        Customer service representatives        1-800-852-0218
             Portfolio commentary                    1-800-344-7054
             24-hour automated information           1-800-843-0090
             TDD line  1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission's Web site, www.sec.gov.

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090 EASI-Line
1-800-231-5469 (TDD)

www.jhfunds.com

---------------
PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS
---------------

PT0SA  6/05
       8/05

ITEM 2.  CODE OF ETHICS.

As of the end of the period, June 30, 2005, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

The code of ethics was amended effective February 1, 2005 to address new Rule 204A-1 under the Investment Advisers Act of 1940 and to make other related changes.

The most significant amendments were:

(a) Broadening of the General Principles of the code to cover compliance with all federal securities laws.

(b) Eliminating the interim requirements (since the first quarter of 2004) for access persons to preclear their personal trades of John Hancock mutual funds. This was replaced by post-trade reporting and a 30 day hold requirement for all employees.

(c) A new requirement for "heightened preclearance" with investment supervisors by any access person trading in a personal position worth $100,000 or more.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend
nominees to the registrant's Board of Trustees.   A copy of the procedures
is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds
- Administration Committee Charter" and "John Hancock Funds - Governance Committee Charter".

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Administration Committee Charter" and "John Hancock Funds - Governance Committee Charter".

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Financial Trends Fund, Inc.


By: /s/ Barry H. Evans
    ------------------------------
    Barry H. Evans
    President

Date: September 6, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Barry H. Evans
    ------------------------------
    Barry H. Evans
    President

Date: September 6, 2005


By: /s/ Robert E. Gramer
    ------------------------------
    Robert E. Gramer
    Treasurer

Date: September 6, 2005